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IGEN INTERNATIONAL, INC.

C/0 EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694






                          [                         ]

                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY


VOTE-BY-INTERNET     [COMPUTER GRAPHIC]       VOTE-BY TELEPHONE [PHONE GRAPHIC]
                                         OR
Log on to the Internet and go to              Call toll-free
http://www.eproxyvote.com/IGEN                1-877-PRX-VOTE (1-877-779-8683)

      IF YOU SUBMIT YOUR PROXY OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.

SUBMIT YOUR PROXY BY TELEPHONE OR OVER THE INTERNET OR BY MAIL 24 HOURS A DAY, 7 DAYS A WEEK. YOUR PROXY, IF SUBMITTED BY TELEPHONE OR OVER THE INTERNET, MUST BE RECEIVED BY _____:______ ON ____ ___, 2003 TO BE COUNTED IN FINAL TABULATION.




     DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X] PLEASE MARK                     [                           |
    VOTES AS IN                                                 |
    THIS EXAMPLE.                                               |
                                                                 -----

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL
BE VOTED "FOR" PROPOSALS 1 AND 2. THE IGEN BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 1 AND 2.

                                                        FOR    AGAINST   ABSTAIN

1. To approve and adopt the Agreement and Plan of
   Merger, dated as of July 24, 2003, among Roche
   Holding Ltd, 66 Acquisition Corporation II, IGEN    [   ]    [   ]     [   ]
   International, Inc. and BioVeris Corporation
   (formerly IGEN Integrated Healthcare, LLC), as more fully described in the accompanying proxy statement/prospectus.

2. To approve the BioVeris 2003 stock incentive
   plan, as more fully described in the accompanying   [   ]    [   ]     [   ]
   proxy statement/prospectus.


3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting or any adjournment or postponement thereof.





                            MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [  ]

                            PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTAGE PAID ENVELOPE PROVIDED. YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU COMPLETED, SIGNED, DATED AND RETURNED YOUR PROXY CARD.


                            Please sign exactly as your name(s) appears on this proxy card. Joint owners must each sign. Partners, corporate officers, attorneys, executors, administrators, trustees or guardians should indicate their full title as such and sign your own name as well.



Signature: ______________ Date:_________ Signature: __________ Date: ________


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                                  DETACH HERE

                                     PROXY

                            IGEN INTERNATIONAL, INC.

                        SPECIAL MEETING OF STOCKHOLDERS

                              ___________ __, 2003

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of IGEN International, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and proxy statement/prospectus each dated _______ __, 2003, and hereby appoints Samuel J. Wohlstadter, Richard J. Massey and George V. Migausky, or any of them, as proxies and attorneys-in-fact of the undersigned, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the common stock of IGEN International, Inc. held by the undersigned on November 17, 2003, at the Special Meeting of Stockholders (the "Special Meeting") to be held on ______ __, 2003, at 10:00 a.m., local time, at the Four Seasons Hotel, 2800 Pennsylvania Avenue, N.W., Washington, D.C. 20007, or any adjournment(s) or postponement(s) thereof. Attendance of the undersigned at the Special Meeting or any adjournment(s) or postponement(s) thereof will not be deemed to revoke the proxy given hereby, unless the undersigned affirmatively indicates the intention of the undersigned to vote the shares represented hereby in person before the exercise of the proxy given hereby.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR PROPOSALS 1 AND 2, AND, WITH RESPECT TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT OF THE SPECIAL MEETING, THE PERSONS NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION.

     Please sign on the reverse side of this card and return it in the enclosed envelope; or if you choose, you can submit your proxy by telephone, or over the Internet in accordance with the instructions on the reverse side of this card. If you do not sign and return a proxy, submit a proxy by telephone or over the Internet, or attend the meeting and vote by ballot, shares that you own directly cannot be voted.

SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
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